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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                   ----------
                                   FORM 10-K
                                 ANNUAL REPORT

                                   ----------

                         SUBSIDIARIES OF THE REGISTRANT

                                   ----------

                                   CNB, INC.

                                   ----------

                                   EXHIBIT 21


                                       64

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MARCH 22, 1999

Subsidiaries of CNB, Inc.

                                    State of
     Subsidiary                     Organization                Business Name
     ----------                    ------------                 -------------
     1.  CNB NATIONAL BANK               *                      CNB NATIONAL BANK



         *CNB NATIONAL BANK IS ORGANIZED AS A NATIONAL ASSOCIATION




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